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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 5, 1997



                          Ticketmaster Group, Inc.
           (Exact name of registrant as specified in its charter)




              Illinois                0-21631               36-3597489
           (State or other          (Commission            (IRS Employer
           jurisdiction of         File Number)         Identification No.)
           incorporation)


       8800 Sunset Boulevard, West Hollywood, CA              90069
       (Address of principal executive offices)             (Zip Code)




      Registrant's telephone number, including area code (310)360-6000



                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 On August 5, 1997, the Registrant engaged Ernst & Young LLP as its independent accountant to audit the Registrant's financial statements for the fiscal year ending January 31, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   TICKETMASTER GROUP, INC.




August 11, 1997                            By: /s/ Stuart W. DePina
                                               ---------------------------
                                               Stuart W. DePina, Vice
                                                 President-Finance and
                                                  Treasurer